UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

January 134, 2005

US Airways Group, Inc.
(Debtors-in-Possession)
(Commission file number: 1-8444)

and

US Airways, Inc.
(Debtor-in-Possession)
(Commission file number 1-8442)

(Exact Names of Registrants as specified in their charters)

Delaware                        US Airways Group, Inc.  54-1194634
(State of Incorporation US Airways, Inc. 53-0218143
of both registrants)           (I.R.S. Employer Identification Nos.)

2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrants' telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01      Entry into a Material Definitive Agreement

     On January 13, 2005, U.S. Bankruptcy Judge Stephen S. Mitchell approved the agreement entered into by US Airways, Inc. (the Company), US Airways Group, Inc. and its other domestic subsidiaries with the other parties to the loan agreement guaranteed by the Air Transportation Stabilization Board (ATSB) to extend the Company's use of cash collateral pledged under the ATSB loan agreement, subject to certain conditions and limitations, until June 30, 2005. Under the agreement, the Company may continue to access such cash collateral to support daily operations. The Company has been operating with the use of the ATSB cash collateral since its Chapter 11 filing on September 12, 2004. The Company is required to maintain a certain amount of cash on hand each week. The amount will decline from approximately $500 million at the end of January to $341 million on June 30, 2005, with weekly cash levels permitted as low as $325 million in March 2005. A copy of the order approved by the bankruptcy court with respect to such agreement is filed as an Exhibit to this Form 8-K (see Exhibit 99.1).

Item 8.01      Other Events

     On January 13, 2004, US Airways announced that it had reached aircraft leasing and financing agreements with Embraer - Empresa Brasileira de Aeronautica SA, Bombardier, Inc. and DVB Bank AG for a total of six regional jets. The agreements, which are subject to definitive documentation, were approved on January 13, 2005 in the U.S. Bankruptcy Court for the Eastern District of Virginia, Alexandria division. Copies of the orders approved by the bankruptcy court with respect to such agreements are filed as Exhibits to this Form 8-K (see Exhibits 99.2 and 99.3).

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect the current views of US Airways Group, Inc. (the "Company") with respect to current events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" or similar words. These forward-looking statements may also use different phrases. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing or other financing; the ability of the Company to maintain adequate liquidity; the ability of the Company to absorb escalating fuel costs; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on the Company's liquidity or results of operations; the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of the Company to fund and execute its Transformation Plan during the Chapter 11 proceedings and in the context of a plan of reorganization and thereafter; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; the ability of the Company to maintain satisfactory labor relations; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing availability and costs; security-related and insurance costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war and the Iraqi occupation; other acts of war or terrorism; and other risks and uncertainties listed from time to time in the Company's reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 9.01      Financial Statements and Exhibits

(c)   Exhibits

Designation         Description
------------         -----------------
99.1                    First Supplemental Order (I) Authorizing Debtors' Use of Cash Collateral
                           and (II) Providing Adequate Protection Pursuant to Bankruptcy Rules
                           4001(b) and 4001(d)

99.2                    Order Pursuant to 11 U.S.C. Sections 105(a), 362, 363, 364, 1110 and
                           Fed. R. Bankr. P. 9019 Authorizing the Debtors to Enter into a Global
                           Settlement, Including a Mortgage Loan Facility, with Embraer-Empresa
                           Brasileira de Aeronautica SA

99.3                    Order Pursuant to 11 U.S.C. Sections 105(a), 362, 363, 364, 365 and 1110
                           Authorizing the Debtors to Enter into a Financed Lease Facility with DVB
                           Bank AG in Connection with the Acquisition of three Bombardier (Canadair)
                           CRJ700 Regional Jets and to Enter into Agreements with Bombardier, Inc.
                           with Respect Thereto

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                             US Airways Group, Inc. (REGISTRANT)

Date: January 20, 2005                        By:   /s/ Anita P. Beier
                                                              Anita P. Beier
                                                              Senior Vice President-Finance and Controller
                                                              (Chief Accounting Officer)

                                                             US Airways, Inc. (REGISTRANT)

Date: January 20, 2005                        By:   /s/ Anita P. Beier
                                                              Anita P. Beier
                                                              Senior Vice President-Finance and Controller
                                                              (Chief Accounting Officer)